Exhibit 32.1
INSIGHT ENTERPRISES, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Insight Enterprises, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kenneth T. Lamneck, Chief Executive Officer of the Company, and Glynis A. Bryan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kenneth T. Lamneck
Kenneth T. Lamneck
Chief Executive Officer
November 2, 2011

By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer
November 2, 2011